               AmeriCredit Automobile Receivables Trust 1996-D
              Class A-1 5.42500% Money Market Asset Backed Notes
                  Class A-2 Floating Rate Asset Backed Notes
                       Class A-3 6.1% Asset Backed Notes
                        6.3% Asset Backed Certificates
                            Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1996-D, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle National Bank, as Backup Servicer and Trust Collateral Agent, dated as of November 1, 1996. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowlege of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning: 01/01/97
Monthly Period Ending: 01/31/97

I. MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

   A.  Beginning of period Aggregate Principal Balance                                         $165,903,721
                                                                                               ------------
   B.  Purchase of Subsequent Receivables                                                        29,429,188
                                                                                               ------------
   C.  Monthly Principal Amounts

       (1)   Collections on Receivables outstanding
               at end of period                                            5,494,622
                                                                         -----------
       (2)   Collections on Receivables paid off
               during period                                               1,140,609
                                                                         -----------
       (3)   Receivables becoming Liquidated Receivables
               during period                                                 163,838
                                                                         -----------
       (4)   Receivables becoming Purchased Receivables
               during period
                                                                         -----------
       (5)   Cram Down Losses occurring during period
                                                                         -----------
       (6)   Other Receivables adjustments                                    46,714
                                                                         -----------
       (7)   Less amounts allocable to Interest                           (3,134,310)
                                                                         -----------
       Total Monthly Principal Amounts                                                            3,711,473
                                                                                               ------------
   D.  End of period Aggregate Principal Balance                                               $191,621,436
                                                                                               ------------
                                                                                               ------------
   E.  Pool Factor                                                                               95.810880%
                                                                                               ------------
                                                                                               ------------
II. MONTHLY PERIOD NOTE BALANCE CALCULATION:
                                                           Class A-1    Class A-2   Class A-3     TOTAL
                                                           ---------    ---------   ---------     -----
   A.  Beginning of period Note Balance                    $49,645,937 $77,000,000 $58,500,000 $185,145,937
                                                           ------------------------------------------------
   B.  Noteholders' Principal Distributable Amount           3,711,473           0           0    3,711,473
   C.  Noteholders' Accelerated Principal Amount             1,651,162           0           0    1,651,162
   D.  Accelerated Payment Amount Shortfall                    828,894           0           0      828,894
   E.  Note Prepayment Amount                                       88         136         103          327
                                                           ------------------------------------------------
   F.  End of period Note Balance                          $43,454,319 $76,999,864 $58,499,897 $178,954,080
                                                           ------------------------------------------------
                                                           ------------------------------------------------
   G.  Note Pool Factors                                    75.572729%  99.999824%  99.999824%   92.722321%
                                                           ------------------------------------------------
                                                           ------------------------------------------------

                                       1

III. MONTHLY PERIOD CERTIFICATE BALANCE CALCULATION:

   A.  Beginning of period Certificate Balance                                                   $7,000,000
                                                                                               ------------
   B.  Certificateholders' Principal Distributable Amount                                                 0
   C.  Certificateholders' Accelerated Principal Amount                                                   0
   D.  Certificate Prepayment Amount                                                                     12
                                                                                               ------------
   E.  End of period Certificate Balance                                                         $6,999,988
                                                                                               ------------
                                                                                               ------------
   F.  Certificate Pool Factor                                                                   99.999824%
                                                                                               ------------
                                                                                               ------------
IV. RECONCILIATION OF PRE-FUNDING ACCOUNT:

   A.  Beginning of period Pre-Funding Account balance                                          $29,429,527
                                                                                               ------------
   B.  Purchase of Subsequent Receivables                                          (29,429,188)
                                                                                   -----------
   C.  Investment Earnings                                                              56,214
                                                                                   -----------
   D.  Investment Earnings Transfer to Collections Account                             (56,214)
                                                                                   -----------
   E.  Payment of Mandatory Prepayment Amount                                             (339)
                                                                                   -----------
                                                                                                (29,429,527)
                                                                                               ------------
   F.  End of period Pre-Funding Account balance                                                         $0
                                                                                               ------------
                                                                                               ------------
V. CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

   A.  Total Monthly Principal Amounts                                                           $3,711,473
                                                                                               ------------
   B.  Required Pro-forma Security Balance                                         182,040,364
                                                                                   -----------
   C.  Pro-forma Security Balance (Assuming 100% Paydown of
         Total Monthly Principal Amounts)                                          188,434,464
                                                                                   -----------
   D.  Step-down Amount  (B. - C.)                                                                        0
                                                                                               ------------
   E.  Principal Distributable Amount  (A.- D.)                                                  $3,711,473
                                                                                               ------------
                                                                                               ------------
VI. RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

   A.  Beginning of period Capitalized Interest  Account balance                                    $61,312
                                                                                               ------------
   B.  Monthly Capitalized Interest Amount                                              65,433
                                                                                   -----------
   C.  Investment Earnings  395
   D.  Investment Earnings Transfer to Collections Account                                (395)
                                                                                   -----------
   E. Payment of Overfunded Capitalized Interest Amount                                      0
                                                                                   -----------
   F. Payment of Remaining Capitalized Interest Account                               (126,745)
                                                                                   -----------
                                                                                                    (61,312)
                                                                                               ------------
   G.  End of period Capitalized Interest Account balance                                                $0
                                                                                               ------------
                                                                                               ------------
VII. RECONCILIATION OF COLLECTION ACCOUNT:

   A.  Available Funds:
       (1)    Collections on Receivables during period
                (net of Liquidation Proceeds)                                       $6,635,231
                                                                                   -----------
       (2)    Liquidation Proceeds collected
                during period                                                           62,365
                                                                                   -----------
       (3)    Purchase Amounts deposited in Collection
                Account
                                                                                   -----------
       (4)(a) Investment Earnings - Collection Account                                  14,029
                                                                                   -----------
          (b) Investment Earnings - Transfer From Prefunding Account                    56,214
                                                                                   -----------
          (c) Investment Earnings - Transfer From Capitalized Interest Account             395
                                                                                   -----------
       (5)    Collection of Supplemental Servicing Fees                                 33,260
                                                                                   -----------
       (6)    Monthly Capitalized Interest Amount                                      (65,433)
                                                                                   -----------
       (7)    Mandatory Prepayment Amount
                                                                                   -----------
       Total Available Funds                                                                      6,736,061
                                                                                               ------------
   B.  Distributions:

       (1)    Base Servicing Fee and Supplemental Servicing Fees                       393,812
                                                                                   -----------
       (2)    Agent fees                                                                 7,197
                                                                                   -----------
       (3)    Noteholders' Interest Distributable Amount
          (a) Class A - 1                                                              224,441
                                                                                   -----------
          (b) Class A - 2                                                              359,614
                                                                                   -----------
          (c) Class A - 3                                                              297,375
                                                                                   -----------
       (4)    Noteholders' Principal Distributable Amount
          (a) Class A - 1                                                            3,711,473
                                                                                   -----------
          (b) Class A - 2                                                                    0
                                                                                   -----------
          (c) Class A - 3                                                                    0
                                                                                   -----------
       (5)    Certificateholders' Interest Distributable Amount                         36,750
                                                                                   -----------
       (6)    Certificateholders' Principal Distributable Amount                             0
                                                                                   -----------
       (7)    Security Insurer Premiums                                                 54,237
                                                                                   -----------
       Total distributions                                                                        5,084,899
                                                                                               ------------
                                       2

   C.    Excess Available Funds  (or Deficiency Claim Amount)                                     1,651,162
                                                                                               ------------
   D.    Noteholders' Accelerated Principal Amount                                               (1,651,162)
                                                                                               ------------
   E.    Certificateholders' Accelerated Principal Amount
                                                                                               ------------
   F.    Deposit to Spread Account                                                                       $0
                                                                                               ------------
                                                                                               ------------
VIII. CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

   A.    Excess Available Funds  (VI.C.)                                            $1,651,162
                                                                                   -----------
   B.    Pro Forma Security Balance    (II.A.-II.B.+III.A.)                        188,434,464
                                                                                   -----------
   C.    Required Pro Forma Security Balance   (89% x (I.D.+IV.F.)                 182,040,364
                                                                                   -----------
   D.    Excess of Pro Forma Balance over Required Balance   (B. - C.)               6,394,100
                                                                                   -----------
   E.    End of Period  Class A-1 Note Balance                                      45,934,376
                                                                                   -----------
   F.    Greater of D. or E.                                                        45,934,376
                                                                                   -----------
   G.    Accelerated Principal Amount  (lesser of  A. or F.)                                     $1,651,162
                                                                                               ------------
                                                                                               ------------
IX. CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

   A.    Pro Forma Security Balance                                               $188,434,464
                                                                                   -----------
   B.    Required Pro Forma Security Balance                                       182,040,364
                                                                                   -----------
   C.    Excess of Pro Forma Balance over Required Balance   (A. - B.)               6,394,100
                                                                                   -----------
   D.    End of Period  Class A-1 Note Balance                                      45,934,376
                                                                                   -----------
   E.    Greater of C. or D.                                                        45,934,376
                                                                                   -----------
   F.    Excess Available Funds  (VI.C.)                                             1,651,162
                                                                                   -----------
   G.    Investment Earnings on Collection Account                                      14,029
                                                                                   -----------
   H.    Accelerated Payment Amount Shortfall (E.- F.+G.)                                       $44,297,243
                                                                                               ------------
                                                                                               ------------
X. RECONCILIATION OF SPREAD ACCOUNT:

   A.  Beginning of period Spread Account balance                                               $15,351,343
                                                                                               ------------
   B.  Additions to Spread Account
       (1)   Deposits from Collections Account    (VI. F.)                                   0
                                                                                   -----------
       (2)   Investment Earnings                                                        74,853
                                                                                   -----------
       (3)   Deposits Related to Subsequent Receivables Purchases                    2,648,627
                                                                                   -----------
  Total Additions                                                                                 2,723,480
                                                                                               ------------
   C.  Spread Account balance prior to withdrawals                                               18,074,823
                                                                                               ------------
   D.  Requisite Amount of Spread Account
       (1)   Initial Spread Account Deposit                                        $13,464,641
                                                                                   -----------
       (2)   Subsequent Spread Account Deposits                                      4,535,329
                                                                                   -----------
       (3)   Total Initial & Subsequent Spread Account Deposits (1)+(2)             17,999,970
                                                                                   -----------
       (4)   9% of end of period Aggregate Principal Balance                        17,245,929
                                                                                   -----------
       (5)   $100,000                                                                  100,000
                                                                                   -----------
       (6)   2% of Original Pool Balance                                             3,999,993
                                                                                   -----------
       (7)   End of period Note and Certificate Balance                            185,954,068
                                                                                   -----------
       (8)   Lesser of (6) or (7)                                                    3,999,993
                                                                                   -----------
       (9)   Greater of (5) or (8)                                                   3,999,993
                                                                                   -----------
       (10)  Aggregate Principal Balance                                           191,621,436
                                                                                   -----------
       (11)  End of period Note and Certificate Balance                            185,954,068
                                                                                   -----------
       (12)  Line (10) less line (11)                                                5,667,368
                                                                                   -----------
       (13)  OC level     (12) / (10) ,   Maximum 11%                                    2.96%
                                                                                   -----------
       (14)  14% less OC level, if OC level is greater than 5%                             n/a
                                                                                   -----------
       (15)  Percent in (13) or (14))  x  End of period Aggregate Principal Balance        n/a
                                                                                   -----------
       (16)  15% of end of period Aggregate Principal Balance if Trigger Date              n/a
                                                                                   -----------
       Requisite Amount of Spread Account
         (either (3),(4), (9), (15), or (16) as applicable)                                      17,245,929
                                                                                               ------------
   E.  Withdrawals from Spread Account
       (1)   Priority First - Deficiency Claim Amount
                                                                                   -----------
       (2)   Priority Second through Third
                                                                                   -----------
       (3)   Priority Fourth - Accelerated Payment Amount Shortfall      44,297,243
                                                                        -----------
               Accelerated Payment Amount Shortfall in Excess of
                 Requisite Amount                                                      828,894
                                                                                   -----------
       (4)   Priority Fifth through Sixth
                                                                                   -----------
       (5)   Priority Seventh - to Servicer                                                  0
                                                                                   -----------
       Total withdrawals                                                                            828,894
                                                                                               ------------
   F.  End of period Spread Account balance                                                     $17,245,929
                                                                                               ------------
                                                                                               ------------
                                       3

XI. PERFORMANCE TESTS:

   A.  Delinquency Ratio
       (1)   Receivables with Scheduled Payment
               delinquent more than 30 days
               at end of period                                                    $14,925,334
                                                                                   -----------
       (2)   Purchased Receivables with Scheduled
               Payment delinquent more than 30
               days at end of period
                                                                                   -----------
       (3)   Beginning of period Principal Balance                                 195,332,909
                                                                                   -----------
       (4)   Delinquency Ratio (1)+(2) divided by (3)                                                 7.64%
                                                                                               ------------
       (5)   Previous Monthly Period Delinquency Ratio                                                6.24%
                                                                                               ------------
       (6)   Second previous Monthly Period Delinquency Ratio                                         3.53%
                                                                                               ------------
       (7)   Average Delinquency Ratio (4)+(5)+(6)
               divided by 3                                                                           5.80%
                                                                                               ------------
       (8)   Compliance (Delinquency Test Failure is a
               Delinquency Ratio equal to or greater than 14%)                                         yes
                                                                                               ------------
   B.  Cumulative Default Rate
       (1)   Defaulted Receivables in Current Period                                $1,585,704
                                                                                   -----------
       (2)   Cumulative Defaulted Receivables Including
               Defaulted Receivables in Current Period                               2,170,376
                                                                                   -----------
       (3)   Original Pool Balance                                                 199,999,661
                                                                                   -----------
       (4)   Cumulative Default Rate (2) divided by (3)                                               1.09%
                                                                                               ------------
       (5)   Compliance (Default Test Failure is a Cumulative
               Default Rate equal to or greater than 8.74%.)                                           yes
                                                                                               ------------
   C.  Cumulative Net Loss Rate
       (1)   Receivables becoming Liquidated Receivables during period                $163,838
                                                                                   -----------
       (2)   Purchased Receivables with Scheduled
               Payment delinquent more than 30 days at end of period
                                                                                   -----------
       (3)   Cram Down Losses occurring during period
                                                                                   -----------
       (4)   Liquidation Proceeds collected during period                              (62,365)
                                                                                   -----------
       (5)   Net Losses during period (1)+(2)+(3)-(4)                                  101,473
                                                                                   -----------
       (6)   Net Losses since Initial Cut-off Date (Beginning of Period)               120,851
                                                                                   -----------
       (7)   50% of Receivables with Scheduled Payment delinquent
               more than 90 days at end of period                                      369,760
                                                                                   -----------
       (8)   Original Aggregate Principal Balance plus Pre-Funded Amount
               as of the Closing Date                                              200,000,000
                                                                                   -----------
       (9)   Cumulative Net Loss Rate (6)+(7)
               divided by (8)                                                                         0.30%
                                                                                               ------------
      (10)   Compliance (Net Loss Test Failure is a
               Net Loss Rate equal to or greater than 5.00%.)                                          yes
                                                                                               ------------
XII. DELINQUENCY:

   A.  Receivables with Scheduled Payment delinquent
       (1)   31-60 days                                                             #      987  $11,494,115
                                                                                   ----------- ------------
       (2)   61-90 days                                                                    241    2,691,700
                                                                                   ----------- ------------
       (3)   over 90 days                                                                   64      739,519
                                                                                   ----------- ------------
       Receivables with Scheduled Payment delinquent
         more than 30 days at end of period                                              1,292  $14,925,334
                                                                                   ----------- ------------
                                       4

XIII. MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

   A.  Beginning of period number of Receivables                                                     14,667
                                                                                               ------------
   B.  Number of Subsequent Receivables Purchased                                                     2,515
                                                                                               ------------
   C.  Number of Receivables becoming Liquidated
         Receivables during period                                                                      375
                                                                                               ------------
   D.  Number of Receivables becoming Purchased
         Receivables during period
                                                                                               ------------
   E.  Number of Receivables paid off during period                                                     124
                                                                                               ------------
   F.  End of period number of Receivables                                                           16,683
                                                                                               ------------
                                                                                               ------------
XIV. STATISTICAL DATA:

   A.  Weighted Average APR of the Receivables                                                       19.99%
                                                                                               ------------
   B.  Weighted Average Remaining Term of the Receivables                                             49.60
                                                                                               ------------
   C.  Average Receivable Balance                                                                   $11,486
                                                                                               ------------
   D.  Aggregate Realized Losses                                                                   $222,324
                                                                                               ------------

         AmeriCredit Financial Services, Inc.

By: ------------------------------------
Name:  Preston A. Miller
Title: Senior Vice President
         and Controller
Date:  February 5, 1997

                                       5